Exhibit 99.1

Corporate Presentation Q 4 2 02 5 1

Legal Disclaimer This presentation of Pelthos Therapeutics Inc. (“we”, “us”, “our” or the “Company”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act and other securities laws. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict, “project,” “seek,” “should,” “target,” “will,” “would” or similar expressions and the negatives of those term are intended to identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause the Company’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these forward-looking statements and the related risks, uncertainties and other factors include, but are not limited to, the following: the success of the launch for Zesluvmi, timing, progress and results of any preclinical and clinical trials, its estimates regarding the potential market opportunity for Zelsuvmi, its ability to develop its pipeline, its ability to protect its intellectual property and enforce its intellectual property rights, and its ability to execute its development strategy and sustain its competitive position. Actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the Company’s limited operating history, the Company’s ability to establish its market development capabilities to commercialize its products and generate any revenue, and the Company’s ability to maintain regulatory approval of Zelsuvmi. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them. Any forward-looking statement in this presentation, in any related presentation supplement and in any related free writing presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our business, results of operations, industry and future growth. You should read this presentation with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future. 2

Corporate Profile Pelthos Therapeutics is a bio-pharmaceutical company committed to commercializing innovative, safe, and efficacious therapeutic products to help patients with unmet treatment burdens • • • • • Commercial launch of first drug Zelsuvmi, for the treatment of Molluscum contagiosum (“MC”) in July 2025 First and only at home treatment for a large, underserved market treating contagious viral disease ❖ 16.7 million affected people ❖ Up to 6 million annual cases in the U.S. ❖ Total addressable market worth in excess of $20 billion at our WAC Experienced management team with over 20 successful prior drug launches and continued growth, including Cosentyx, Otezla, Ohtuvayre, Xifaxan Upside option on NaV pain programs from predecessor Current peak Net Revenue forecast of $175M per annum by 2028 and currently meeting or exceeding internal milestones Key Data Points (as of 10/10/25, except where noted) Ticker PTHS Stock Price $23.26 O/S Shares of Common Stock (on an as converted basis)* 8.8M Market CAP ~$205M Avg. Daily Trading Volume 31,100 shares (NYSE) Cash at close of merger $27.5M Investment to date >$400M 3

Management Team Scott Plesha | Chief Executive Officer • >30 years of experience in the pharmaceutical industry, including two decades building and leading specialty pharma commercial efforts • President and Chief Commercial Officer at BDSI until it was acquired by Collegium Pharmaceutical in 2022 • Grew BDSI sales from $5 million to $160 million • Previously served as Senior Vice President of Gastrointestinal Sales at Salix Pharmaceuticals. During fifteen-year tenure at Salix, led nationwide salesforce that grew product sales to more than $1.5 billion annually • Earned a BA in Pre-Medicine and Pre-Medical Studies at DePauw University and pursued graduate studies in Dentistry at Indiana University Dental School Frank Knuettel | Chief Financial Officer • 30 years of management experience in growing early-stage companies • Raised more than $400 million via venture, public equity and debt offerings and managed more than 15 mergers and acquisition transactions along with large-scale licensing transactions with fortune 50 companies • Holds numerous board positions, at both public and private companies, including Etheros Pharmaceuticals • Earned an MBA from The Wharton School and a BA from Tufts University Sai Rangarao | Chief Commercial Officer • • • • • • >18 years of experience leading, launching, and marketing pharmaceutical products VP of Marketing & Head of Neurology Sales at Collegium Pharmaceutical VP of Marketing & Commercial Operations at BDSI, until it was acquired by Collegium in 2022 Head of US Dermatology Marketing for Otezla at Celgene leading to acquisition by Amgen for $13 Billion Member of the commercial and marketing organization at Novartis Pharmaceuticals that launched COSENTYX® in the U.S Earned an MS in Bioscience Regulatory Affairs from The Johns Hopkins University, an MBA and MS from the New Jersey Institute of Technology, and a BS in Computer Science from Indiana University of Pennsylvania 4

Board of Directors Richard Baxter Peter Greenleaf, Chairman Todd Davis Ezra Friedberg Matt Pauls Richard Malamut , MD Scott Plesha 5

Molluscum & Zelsuvmi Overview

Molluscum Contagiosum A highly infectious viral condition primarily affecting children 1 year of age or older Point prevalence of 3-6 million children (ages 0-16) in the U.S. Molluscum Contagiosum is caused by a pox virus and is characterized by small, round, firm, umbilicated, often painless bumps. Even after healing, reinfection is possible if in contact with an infected person or object4. ~17 million people infected in the U.S. There are four known types of MC virus (MCV1, 2, 3, 4) with MCV1 being the most common1 MC can take up to five years to resolve without treatment2 Peak incidence between 1-10 years of age. Up to 73% of children go untreated3 Untreated Molluscum Contagiosum Has Severe Effects Infection, Persistence, and Spread Autoinoculation2 Highly contagious to others Pain & Skin Irritation ↑ risk of secondary bacterial infections2 Potential worsening of atopic dermatitis Itching, redness Visible and Psychological Impacts Inflammation Anxiety Social withdrawal 1) Hebert AA, Bhatia N, Del Rosso JQ. Mollu scu m Contagiosu m: Epidemiology, Considerations, Treatment Options, and Therapeutic Gaps. J Clin Aesthet Dermatol. 20 23 Au g;16(8 Su ppl 2):S4-S11. PMID: 3 7636018; PMCID: PMC10453 394. 2.)Ludmann P. American Academy of Dermatology. Mollu sc um c on tagiosu m. 4 Oc tober 2023 .. 3) Basdag H, Rainer BM, Cohen BA. Mollusc um c ontagiosu m: to treat or not to treat? Experience with 170 children in an outpatient c linic setting in the northeastern United States. Pediatr Dermatol. 20 15;32(3):353-35 7. doi:10.1111/pde.125 04. 4) Sch affer JV, Berger E M. Mollusc um Contagiosum. JAMA Dermatol. 20 16;152(9):1072. doi:10.1001/jamadermatol.2016.2367. 5) CDC. Clinical Overview of Mollusc um Contagiosum. Jan 2025 7

Zelsuvmi Has the Potential to Shift MC Treatment Paradigm Current Options Zelsuvmi • Other available topical treatment requires in-office visits every 3 weeks2 • Painful, destructive treatments3 • Necessitates travel to HCP offices, adding to the time burden for MC patients and caregivers2 • Remaining treatment options such as off-label drugs / natural remedies have unproven efficacy4 • Daily application that can be started immediately Breakthrough Product, Breakthrough Results 58.1% Mean MC Lesion reduction count(1) • Attractive safety profile demonstrated in clinical trials with no / minimal scarring5,6 • First FDA approved medication for molluscum that can be applied at home by patients or caregivers5 • Demonstrated, proven efficacy across key primary and secondary endpoints in clinical trials6 1.)Least-squares mean coun t reduction. See Figure 9: Brow nin g JC, Hebert A, Enloe C, Cartwrigh t M, Maeda-Chub ac hi T. Berdazimer Gel 10.3 % is a Clinically Meaningful Therapeutic Intervention for Mollu sc um Contagiosu m. Abstract and poster presented at Fall Clinical 2024. Las Vegas, NV. October 24 -27, 2024. 2.) Eichenf ield LF, Kwong P, Gonzalez ME, et al. Safety and E ffic ac y of VP-10 2 (Cantharidin, 0 .7% w/ v) in Molluscu m Contagiosu m by Body Region: Post hoc Pooled Analyses from Two Phase III Ran domized Trials. J Clin Aesthet Dermatol. 20 21;14(10):42-47. 3.) Hebert AA, Bhatia N, Del Rosso JQ. Molluscum Contagiosum: Epidemiology, Considerations, Treatment Options, and Therapeutic Gaps. J Clin Aesthet Dermatol. 20 23;16(8 Su ppl 1):S4-S11. 4 .) Ong SK, Hoft I, Siegfried E . Analysis of over-the-cou nter products marketed to treat molluscum con tagiosum. Pediatr Dermatol. 20 21;3 8(5):140 0-14 03. doi:10.1111/pde.14776. 5 .) Zelsuvmi Package Insert. 6.) Su garman JL, Hebert A, Browning JC, et al. Berdazimer gel for mollusc um c ontagiosu m: An integrated an alysis of 3 randomized controlled trials. J Am Acad Dermatol. 20 24;90(2):299-30 8. doi:10.1016/j.jaad.2023.0 9.066Ong 8

Zelsuvmi Efficacy Shown in Phase 3 Clinical Trials Drives Commercial Launch Population Intervention Key Study Highlights 808 Males, 790 Females 1,598 participants randomized Patients who applied Zelsuvmi for 12 weeks achieved a mean and median reduction in lesion count of 58% and 82%, respectively, compared to 36% and 43% for patients who applied a vehicle control gel Mean Lesion Count Reduction(1) Immunocompetent children and adults aged ≥6 months with 3-70 raised MC lesions Mean age: 6.7 years (Range: 0.9 – 76.6 years) B-SIMPLE4 Study Locations 55 Clinics across the US 82.4% 58.1% 917 - Zelsuvmi Topical, once-daily application of Zelsuvmi (berdazimer gel, 10.3%) to all active MC lesions for up to 12 weeks 681 - Vehicle Topical, once-daily application of vehicle control gel to all active MC lesions for up to 12 weeks Median Lesion Count Reduction(1) 35.7% Zelsuvmi Control 42.6% Zelsuvmi Control Safety B-SIMPLE4 Primary Outcome • Application site reactions were the most common adverse reaction associated with Zelsuvmi • Common application site reactions included mild pain and mild erythema (caused by increased blood flow) • Minimal scarring incidences witnessed 32.4% of patients treated with Zelsuvmi achieved complete clearance of MC lesions at week 12, compared to 19.7% of patients treated with vehicle control gel in the BSIMPLE-4 pivotal Phase 3 trial 1) p-value <0.000 1, f avoring Zelsuvmi .. Source: Sugarman JL, Hebert A, Brow nin g JC, Paller AS, Stripling S, Green LJ, Cartwrigh t M, Enloe C, W ells N, Maeda-Chubac hi T. Berd azimer gel for molluscum contagiosum: An integrated analysis of 3 randomized controlled trials. J Am Acad Dermatol. 20 23 Oct 5:S0190-9622(23)02890-6. doi: 10.10 16/j.jaad.20 23.09.066.Epub ahead of print. PMID: 37804936. 9

Phase 3 Trial Results Zelsuvmi showed statistically significant benefit vs. vehicle after 2 weeks of therapy and through out the entire 12-week length of the Phase 3 studies Least Squares Mean Lesion Reduction(1) Baseline Week 2 0.0% Week 4 Week 8 Week 12 Baseline Week 2 0.0% -1.1% -10.7% Median Lesion Reduction(2) Week 8 Week 12 0.0% -9.5% -9.0% Week 4 -10.0% -28.6% -21 .6% -27.8% - 25 ..1% -42.6% -35.7% -59.4% -43.5% Zelsuvmi (n= 917) Vehicle (n= 681) - 58 .1% Zelsuvmi (n= 917) Vehicle (n= 681) -82.4% P<0.0001 at all time points, favoring ZelsuvmiTM 1) Figure 9: Browning JC, Hebert A, Enloe C, Cartwright M, Maeda-Chubachi T. Berdazimer Gel 10.3% is a Clinically Mean in gful Therapeutic Intervention for Molluscum Contagiosu m. Abstract and poster presentedatFall Clinical 2024. Las Vegas, NV. October 24-27, 2024. 2) Figure 10: Browning JC, Hebert A, Enloe C, Cartwright M, M aeda-Chubachi T. Berdazimer Gel 10.3% is a Clinically Meaningful Therapeu ticIntervention f or Mollu scum Contagiosum. Abstract and poster presen ted at Fall Clin ic al 20 24. Las Vegas, NV. Octobe r 24-27, 2024. CONFIDENTIAL 10

Zelsuvmi Commercial Overview

Activating Key Leverage Points Is Essential to Maximize the Commercial Potential of Zelsuvmi Key Leverage Points 01 Up to 6 million new cases each year with an average untreated resolution time of 13 months, during which disease is highly contagious 02 Treated patients respond well to Zelsuvmi and experience dramatic reduction in lesion count and mean time to resolution Refills 03 FDA approved for 12-week treatment regimen, but internal forecasts assume lower Price and Revenue 04 WAC of $1,950 per unit. Disclosed peak net revenues of $175M per annum by 2028 Addressable Patient Population Treated Patients / Initial Prescriptions 12

Commercial Launch Overview Sales Force of 50 Territory Managers Reaching Highest Molluscum Treaters Fully built out commercial team: Territory managers supported by Sales Training, Marketing, Commercial Operations & Market Access teams 13

Pelthos Therapeutics

Zelsuvmi Tactical Launch Approach

Driving Awareness and Adoption

Health Care Providers Education



KOL Education


LIVE

Live & Virtual Educational Speaker Development

Zelsuvmi™ (berdazimer) topical gel, 10.3%

The Society for Pediatric Dermatology

AAD American Academy of Dermatology Association

National & Regional Conference Presence

Zelsuvmi™ (berdazimer) topical gel, 10.3%



Now Available Congress Booth & Virtual Booth


CRM PLATFORM

CRM Platform: Education & Communication



MD ZELSUVMI Experience Videos

Consumer/Patient Education & Awareness


HOW TO START

How to Start & Use Infographic Brochure



Banner Ads, Native & Paid Search



Now Available Website with Patient-Specific Education

PeDRA

The American Academy of Pediatrics

AAD American Academy of Dermatology Association

Advocacy & Partnerships


CRM PLATFORM

Patient CRM Platform



Social Media

Zelsuvmi GO

ZELSUVMI GO Patient Support Program


TELEHEALTH

Telehealth



Patient Testimonial Videos

14

Strong Uptake of Zelsuvmi in Early Launch Phase Zelsuvmi TRx Units Zelsuvmi Prescriber Count 1,800 900 1,546 1,600 1,400 700 1,200 600 935 1,000 530 500 800 400 600 300 400 797 800 200 235 200 146 100 0 0 Jul-25 Aug-25 Sep-25 Total of 2,716 Prescribed Units During Q3 2025 Data Source: Symphony Health- Metys Data Jul-25 Aug-25 Sep-25 Total of 1,169 Unique Prescribers During Q3 2025 15

NitricilTM Platform & NaV1.7 Pipeline Overview

The NitricilTM Platform Macromolecular platform to achieve stable, tunable and druggable delivery of nitric oxide Tunable Stable Druggable Real-Time Nitric Oxide Release Initial Burst Extended Tail New Chemical Entity (NCE) Proprietary platform enabling development of NCEs with sustained delivery of nitric oxide Proprietary formulations, targeted to each indication, enable tunable dosing Multiple drug candidates with unique nitric oxide delivery and proven target engagement 17

Nitricil Platform Pipeline

Asset Description	Asset Description	Approx Time to NDA Filing	Market Potential
SB204 (Acne)	Berdazimer topical gel, 3.4% for treatment of acne vulgaris. Phase 3 Clinical stage.	4.5 years	$$$
SB414 (AD/Psoriasis)	Berdazimer topical cream, dose TBD, for treatment of mild to moderate atopic dermatitis. Phase 1/2 Clinical stage.	7.5 years	$$$ (AD) $$ (Psoriasis)
SB208 (Tinea Pedis -> Onychomycosis)	Low alcohol berdazimer topical gel for treatment of athlete's foot with label expansion for onychomycosis following initial approval. Phase 2/3 Clinical stage.	5 years (T. Pedis) 6.5 years (Onychomycosis)	$$$$
SB208 (Tinea Pedis + Onychomycosis)	Low alcohol berdazimer topical gel for treatment of both athlete's foot and onychomycosis. Phase 2/3 Clinical stage.	6.5 years	$$$$
SB207 (EGW/PAW)	Berdazimer topical gel, 10.3% for treatment of external genital and perianal warts. Same active gel (Tube A) as Zelsuvmi but different hydrogel (Tube B) formulation. Phase 3 clinical stage.	6.5 years	$

18

NaV1.7 Pipeline Product/ Indication Asset Description Approximate Time to NDA Filing Market Potential CT2000 Eye Drops Chronic Ocular Pain CC8464 1%, 1.25% and 1.5% ophthalmic solution Phase 1-2a ready 3-4 years $8 billion globally CT2000 Eye Drops Acute Ocular Pain CC8464 1%, 1.25% and 1.5% ophthalmic solution Phase 1-2a ready 2-3 years $400 million globally CT3000 depot Nerve Blocks CC8464 5% and 10% depot injectable Preclinical Stage 5+ years $300-570 million globally CC8464 Oral Erythromelalgia CC8464 melt-granulation capsules 50mg, 100mg, 400mg Phase 1 stage 5+ years $2.4 billion globally CC8464 Oral Small Fibre Neuropathy CC8464 melt-granulation capsules 50mg, 100mg, 400mg Preclinical stage 5+ years $50 million – 100 million CC8464 Oral Acute Pain CC8464 melt-granulation capsules 50mg, 100mg, 400mg Preclinical stage 5+ years $20 billion globally 19

Key Highlights Commercially Launched Zelsuvmi was FDA approved In January 2024, and commercially launched in July 2025 as the first and only at-home treatment aimed to revolutionize how MC is treated today for patients ≥ 1 year old Significant Unmet Need and Sizeable Market Opportunity Large market potential, with up to 6M new cases annually. Treatment of new cases alone has a total addressable market potential of over $20 billion Zelsuvmi Differentiated Characteristics Strong, Proven Clinical Efficacy CONFIDENTIAL Zelsuvmi is a topical gel that uses proprietary nitric oxide release technology and is applied once daily at-home with very good safety profile; opportunity to replace and complement current approved treatment options that are painful and require in-person visits In the combined results from the three Phase 3 clinical trials, patients who applied Zelsuvmi weeks achieved a mean and median reduction in lesion count of 58% and 82%, respectively, compared to 36% and 43% for patients who applied a vehicle control gel for 12 Barriers to Entry Pelthos’ bespoke manufacturing processes require a dedicated line and manufacturing of API under extremely high pressures with stringent safety protocols and procedures; robust set of FDA Orange Book listed patents Biopharmaceutical Platform Poised for Growth Pelthos is strategically positioned to execute and integrate complex, synergistic acquisitions, serving as a platform for investors seeking a strong foothold in the specialty biopharmaceutical market Financial Opportunity Retained Channel Therapeutics’ pipeline of several NaV1.7 programs following business combination, providing further upside optionality. Currently exploring best monetization strategies. 20

Thank You

Pelthos Therapeutics

Contacts

Investor Inquiries:
Mike Moyer
LifeSci Advisors, LLC
Managing Director
mmoyer@lifesciadvisors.com

Media:
KWM Communications
Kellie Walsh / Rachel Kessler
pelthos@kwmcommunications.com
(914) 315-6072